                                                                   Exhibit 99.15

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                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[738,739,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                    25-JAN-06

                                IMPORTANT NOTICES

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

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                           DEAL NAME           DATA
                    -----------------------   ------
DOC TYPE            Full Doc          _____%  46.265
                    Stated Doc        _____%  47.285
                    Limited Doc       _____%   5.064
                    No Doc            _____%   1.386

FICO DISTRIBUTION   FICO <460         _____%
                    FICO 460-479      _____%
                    FICO 480-499      _____%
                    FICO 500-519      _____%   1.327
                    FICO 520-539      _____%   4.619
                    FICO 540-559      _____%   5.332
                    FICO 560-579      _____%   6.297
                    FICO 580-599      _____%  10.534
                    FICO 600-619      _____%  14.812
                    FICO 620-639      _____%  15.265
                    FICO 640-659      _____%  14.589
                    FICO 660-679      _____%   9.549
                    FICO 680-699      _____%   6.702
                    FICO 700-719      _____%   4.561
                    FICO 720-739      _____%   2.845
                    FICO 740-759      _____%   1.184
                    FICO >760         _____%   2.385

WA DTI              Total Pool        _____%  42.405

DTI DISTRIBUTION    DTI <10.00        _____%   1.492
                    DTI 10.00-19.99   _____%   1.709
                    DTI 20.00-29.99   _____%   5.787
                    DTI 30.00-39.99   _____%  22.407
                    DTI 40.00-49.99   _____%  58.720
                    DTI 50.00-59.99   _____%   9.886
                    DTI 60.00-69.99   _____%

                                     NUMBER OF                     AVG. LOAN                      % OF
     PRODUCT TYPE       WA IO TERM     LOANS      LOAN BALANCE      BALANCE    % OF TOTAL IO   TOTAL POOL    WAC
     ------------       ----------   ---------   --------------   ----------   -------------   ----------   -----
2/28 ARM 24 MONTH IO        NA           67       17,387,135.72   259,509.49        6.96            2.23    7.013
2/28 ARM 36 MONTH IO        NA
2/28 ARM 60 MONTH IO        NA          741      194,782,727.07   262,864.68       77.94           24.93    6.927
2/28 ARM 120 MONTH IO       NA
3/27 ARM 24 MONTH IO        NA
3/27 ARM 36 MONTH IO        NA
3/27 ARM 60 MONTH IO        NA          120       26,536,155.02   221,134.63       10.62            3.40    6.882
5/25 ARM 60 MONTH IO        NA            7        2,582,293.31   368,899.04        1.03            0.33    5.618
   30 FIXED IO              71           35        8,639,632.76   246,846.65        3.46            1.11    6.991
   15 FIXED IO
   OTHER IO
                                        ---      --------------   ----------       -----        --------    -----
   TOTALS:                              970      249,927,943.88   257,657.67         100        31.98768    6.917
                                        ===      ==============   ==========       =====        ========    =====

                                            % OWNER
     PRODUCT TYPE       WA FICO   WA LTV   OCCUPIED   % PURCHASE   % INVESTOR   WA DTI   % FULL DOC
     ------------       -------   ------   --------   ----------   ----------   ------   ----------
2/28 ARM 24 MONTH IO      660      80.92       100       62.77           0       42.93      27.85
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO      650      81.38     94.41       59.24        4.55       43.06      36.93
2/28 ARM 120 MONTH IO
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO
3/27 ARM 60 MONTH IO      650      80.88     93.15        51.4        5.94        43.5      55.31
5/25 ARM 60 MONTH IO      684      67.11      59.6       11.36        40.4       44.36      53.09
   30 FIXED IO            657      83.17     97.81       27.34        2.19       44.62      56.88
   15 FIXED IO
   OTHER IO
                          ---      -----     -----       -----        ----       -----      -----
   TOTALS:                651      81.21     94.42       57.05        4.67       43.17       39.1
                          ===      =====     =====       =====        ====       =====      =====

PLEASE FILL OUT CHART WITH THE APPROPRIATE CHARACTERISTICS FOR EACH REP LINE. PLEASE NOTE '% OF TOTAL IO' SHOULD AND UP TO 100% COLUMNS G, K, L, M, AND O REFER TO % WITHIN THE SPECIFIC PRODUCT TYPE SO THEY SHOULD NOT SUM TO 1005.

                              INITIAL PERIODIC CAPS

    PRODUCT TYPE        1.00%   1.50%      2.00%      2.50%        3.00%       3.50%   4.00%   4.50%   5.00%
    ------------        -----   -----   ----------    -----   --------------   -----   -----   -----   -----
2/28 ARM 24 MONTH IO    0.00    0.00    116,720.00     0.00    17,270,415.72    0.00    0.00    0.00    0.00
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO    0.00    0.00          0.00     0.00   194,782,727.07    0.00    0.00    0.00    0.00
2/28 ARM 120 MONTH IO
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO
3/27 ARM 60 MONTH IO    0.00    0.00          0.00     0.00    26,536,155.02    0.00    0.00    0.00    0.00
5/25 ARM 60 MONTH IO    0.00    0.00          0.00     0.00     2,582,293.31    0.00    0.00    0.00    0.00
   OTHER IO             0.00    0.00          0.00     0.00       189,394.31    0.00    0.00    0.00    0.00

PLEASE FILL OUT WITH TOTAL VALUE DOLLARS FOR LOANS IN THE POOL THAT FALL INTO TEACH CELL OF THE MATRIX.